May 22, 1996


VIA FACSIMILE MAIL

Lakeville Investors           The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams


     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between The Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change
"July 19, 1996" in the seventh line of Section 9 thereof to "August 3, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                   ERP OPERATING LIMITED PARTNERSHIP,
                                   an Illinois limited partnership

                                   By:  Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner


                                        By:  /s/ Bruce C. Strohm
                                             ----------------------------------
                                                 Bruce C. Strohm
                                                 Executive Vice President


Approved and Accepted this 22nd day of May, 1996

LAKEVILLE INVESTORS, an Illinois joint venture

By:  The Balcor Company, a Delaware corporation,
     a general partner of its general partner


     By:  /s/ Alan Lieberman
          ------------------------------
              Alan Lieberman
              Senior Vice President

                                 July 8, 1996


VIA FACSIMILE MAIL

Lakeville Investors           The Balcor Company        Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road        Katten Muchin & Zavis
2355 Waukegan Road            Suite A200                Suite 2100
Suite A200                    Bannockburn, IL  60015    525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman       Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change
"August 3, 1996" in the seventh line of Section 9 thereof to "September 3, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.

                                    ERP OPERATING LIMITED PARTNERSHIP,
                                    an Illinois limited partnership

                                    By:  Equity Residential Properties Trust,
                                         a Maryland Real Estate Investment
                                         Trust, its general partner


                                         By:  /s/ Shelley L. Dunck
                                              -------------------------------
                                                  Shelley L. Dunck
                                                  Vice President


Approved and Accepted this 8th day of July, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner


          By:  /s/ Alan Lieberman
               ------------------------------
          Name:    Alan Lieberman
          Title:   Senior Vice President

By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner


               By:  /s/ Alan Lieberman
                    ------------------------------
               Name:    Alan Lieberman
               Title:   Senior Vice President